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EXHIBIT 10.2

                         CITIZENS & NORTHERN CORPORATION

                          EMPLOYEE STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

     A qualified STOCK OPTION for a total of _______ SHARES of common stock, par value $1.00, of Citizens & Northern Corporation, a Pennsylvania business corporation (herein the "Corporation") is hereby granted as of January 3, 2005 to _____________ (herein the "Employee"), subject in all respects to the terms and provisions of Citizens & Northern Corporation 1995 Stock Incentive Plan, as amended April 15, 2003 (herein the "Plan"), which has been adopted by the Corporation's shareholders and which is incorporated herein by reference. The option price as determined under paragraph 7 of the Plan is _____________ ($______) Dollars per share.

     This Option may not be exercised more than ten (10) years from the date of its grant, and may be exercised during such term only in accordance with the terms of the Plan.

                           RESTRICTED STOCK AGREEMENT

     A total of ________ SHARES of RESTRICTED common STOCK, par value $1.00, of Citizens & Northern Corporation, a Pennsylvania business corporation (herein the "Corporation") is hereby awarded as of January 3, 2005 to ______________ (herein the "Employee"), subject in all respects to the terms and provisions of Citizens & Northern Corporation 1995 Stock Incentive Plan (herein the "Plan"), amended April 15, 2003, which has been adopted by the Corporation's shareholders and which is incorporated herein by reference.

     These shares cannot be sold, exchanged, transferred, pledged or otherwise disposed of, except in accordance with the Plan. These transferability restrictions will lapse as follows: ___ shares on ______ __, 2____; ___ shares on ______ __, 2___; and ___ shares on ______ __, 2___.

Dated: January 3, 2005

                                        CITIZENS & NORTHERN CORPORATION


                                        BY
                                           -------------------------------------
                                           Craig G. Litchfield
                                           Chairman, President &
                                           Chief Executive Officer

ATTEST:


-------------------------------------
Kathleen M. Osgood
Corporate Secretary

     The Employee acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof. The Employee hereby accepts this Option and Award subject to all the terms and provisions of the Plan.


Dated:                                  BY
       ------------------------------      -------------------------------------
                                           Employee


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